 Red Mountain Resources, Inc. 8-K

Exhibit 1.1

RED MOUNTAIN RESOURCES, INC.
Up to 750,000 Units Consisting of One Share of Preferred Stock
and
One Warrant to Purchase up to 25 Shares of Common Stock

AMENDED AND RESTATED
UNDERWRITING AGREEMENT

August 22, 2013

Global Hunter Securities, LLC
As Representative of the several Underwriters
400 Poydras Street, Suite 3100
New Orleans, Louisiana  70130

Ladies and Gentlemen:

Introductory. Red Mountain Resources, Inc., a Florida corporation (the “Company”), proposes, subject to the terms and conditions of this Underwriting Agreement (this “Agreement”), to issue and sell to the public through the Underwriters named in Schedule A hereto (the “Underwriters”) and to certain noteholders in cancellation of up to $4.8 million of indebtedness, on a best efforts basis, up to 750,000 units (the “Units”), consisting of up to an aggregate of (i) 750,000 shares of its 10% Series A Cumulative Redeemable Preferred Stock, par value $0.0001 per share (the “Shares”), and (ii) 750,000 warrants to purchase up to 18,750,000 shares of common stock of the Company (the “Warrants”). The Units will not be issued.  Rather, the Shares and Warrants will immediately separate and will be issued separately.  The Units, Shares and Warrants are collectively referred to as the “Securities.”  The Warrants will be issued pursuant to the terms of a Warrant Agreement (the “Warrant Agreement”) to be entered into by and between the Company and Broadridge Corporate Issuer Solutions, Inc., as warrant agent.  Global Hunter Securities, LLC (“Global Hunter”) has agreed to act as representative of the several Underwriters (in such capacity, the “Representative”) in connection with the offering and sale of the Securities.

The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a shelf registration statement on Form S-3 (File No. 333-186076), which contains a base prospectus (the “Base Prospectus”) to be used in connection with the public offering and sale of the Securities. Such registration statement, as amended, including the financial statements, exhibits and schedules thereto, in the form in which it was declared effective by the Commission under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “Securities Act”), including all documents incorporated or deemed to be incorporated by reference therein and any information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430B under the Securities Act, is called the “Registration Statement.” Any registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act is called the “Rule 462(b) Registration Statement,” and from and after the date and time of filing of the Rule 462(b) Registration Statement the term “Registration Statement” shall include the Rule 462(b) Registration Statement.  The preliminary prospectus supplement dated June 24, 2013 describing the Securities and the offering thereof, together with the Base Prospectus, is called the “Initial Prospectus,” and the Initial Prospectus and any other preliminary prospectus supplement to the Base Prospectus that describes the Securities and the offering of the Units and is used prior to the filing of the Prospectus (as defined below), together with the Base Prospectus, is called a “preliminary prospectus.”

The offering of the Units will be effected through the use of a prospectus supplement dated July 22, 2013 (the “July 22 Prospectus Supplement”) and a prospectus supplement dated August 22, 2013 (the “August 22 Prospectus Supplement”).

As used herein, the term “Prospectus” shall mean the final prospectus supplements to the Base Prospectus that describes the Securities and the offering of the Units (the “Final Prospectus Supplements”), together with the Base Prospectus, in the form first used by the Underwriters to confirm sales of the Units or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act. As used herein, “Applicable Time” initially means, with respect to the July 22 Prospectus Supplement, 11:12 A.M., New York City time, on July 23, 2013, and, with respect to the August 22 Prospectus Supplement, means 1:11 P.M., New York City time, on August 22, 2013, with the subsequent filing of the supplement to the final prospectus supplement.  As used herein, “Time of Sale Prospectus” means the Final Prospectus Supplements, but shall not include any “road show” (as defined in Rule 433 under the Securities Act) related to the offering of the Units contemplated hereby that is a “written communication” (as defined in Rule 405 under the Securities Act) (each such road show, a “Road Show”). As used herein, the terms “Registration Statement,” “Rule 462(b) Registration Statement,” “Initial Prospectus,” “preliminary prospectus,” “Base Prospectus,” “Time of Sale Prospectus” and “Prospectus” shall include the documents incorporated and deemed to be incorporated by reference therein. All references in this Agreement to amendments or supplements to the Registration Statement, the Rule 462(b) Registration Statement, any preliminary prospectus, the Time of Sale Prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), which is or is deemed to be incorporated by reference in the Registration Statement, the Rule 462(b) Registration Statement, any preliminary prospectus, the Base Prospectus, the Time of Sale Prospectus or the Prospectus, as the case may be. All references in this Agreement to (i) the Registration Statement, the Rule 462(b) Registration Statement, any preliminary prospectus, the Base Prospectus or the Prospectus, or any amendments or supplements to any of the foregoing, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”) and (ii) the Prospectus shall be deemed to include the “electronic Prospectus” provided for use in connection with the offering of the Units as contemplated by Section 4(m) of this Agreement.

All references in this Agreement to financial statements and schedules and other information which are “contained,” “included” or “stated” in the Registration Statement, the Rule 462(b) Registration Statement, any preliminary prospectus, the Base Prospectus, the Time of Sale Prospectus or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, the Rule 462(b) Registration Statement, any preliminary prospectus, the Base Prospectus, the Time of Sale Prospectus or the Prospectus, as the case may be, and all references in this Agreement to amendments or supplements to the Registration Statement, the Rule 462(b) Registration Statement, any preliminary prospectus, the Base Prospectus, the Time of Sale Prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Exchange Act which is or is deemed to be incorporated by reference in the Registration Statement, the Rule 462(b) Registration Statement, any preliminary prospectus, the Base Prospectus, the Time of Sale Prospectus or the Prospectus, as the case may be.

The Company hereby confirms its agreements with the Underwriters as follows:

Section 1. Agreement to Act as Underwriters.

(a) On the basis of the representations, warranties and agreements of the Company herein contained and subject to all of the terms and conditions of this Agreement, the Company agrees to issue and sell to the public through the Underwriters, acting as agents, and the Underwriters agree to offer and sell the Units for the Company on a best efforts basis pursuant to this Agreement (the “Offering”).

(b) Subject to the provisions of this Agreement, as compensation for the services rendered, on the Closing Date and any Subsequent Closing Date, the Company shall cause to be paid to the Underwriters by wire transfer of immediately available funds to one or more accounts designated by the Representatives, an aggregate amount equal to 6.0% of the gross proceeds received by the Company for the sale of Units by the Underwriters to investors, which shall not include Units sold directly by the Company nor exchanged for indebtedness. The Underwriters shall allocate such fees pro-rata according to the number of Units sold by each underwriter and such allocation shall be provided to the Company at or prior to the Closing. In addition, for managing the Offering, Global Hunter will receive a fee of 1.0% of the gross proceeds received by the Company from the sale of the Units to investors, except where the payment of such fee would be prohibited by the Blue Sky laws of any state in connection with the sale of Units pursuant to an exemption from registration in such state. The Underwriters agree that the foregoing compensation, together with any expense reimbursements payable hereunder, constitutes all of the compensation that the Underwriters shall be entitled to receive in connection with the Offering contemplated hereby.

(c) The Shares will be issued pursuant an amendment to the Articles of Incorporation of the Company, adopted pursuant to resolution of the board of directors of the Company and to be filed with the Secretary of State of the State of Florida on or about July 22, 2013 (“Amended Articles”).

(d) The purchase price for each of the Units shall be $22.50 per Unit and the Shares shall each have a liquidation value of $25.00 per share. The Offering shall commence on the date hereof and shall expire upon the earlier to occur of (i) August 28, 2013, or (ii) termination in accordance with Section 11 below.

(e) Subject to the provisions of this Agreement and the performance by the Company of all of its obligations to be performed hereunder, the Underwriters agree to offer and sell the Units for the Company on a best efforts basis. The Company recognizes that “best efforts” does not assure that the Offering will be consummated.

(f) An underwriter will use its commercially reasonable efforts to have the Shares quoted on the OTCBB or OTCQB.

Section 2. Representations and Warranties of the Company.

The Company hereby represents and warrants to each Underwriter, as of the date of this Agreement, as of the Closing Date (as defined in Section 3) and as of each Subsequent Closing Date (as defined in Section 3), if any, and covenants with each Underwriter, as follows:

(a) The Registration Statement has heretofore become effective under the Securities Act or, with respect to any Rule 462(b) Registration Statement, will be filed with the Commission and become effective under the Securities Act no later than the Applicable Time; no stop order of the Commission preventing or suspending the use of the Registration Statement, the Rule 462(b) Registration Statement, any preliminary prospectus, the Initial Prospectus, the Time of Sale Prospectus or the Prospectus, or the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement, has been issued, and no proceedings for such purpose pursuant to Section 8A of the Securities Act against the Company or related to the offering of the Units have been instituted or, to the Company’s knowledge, are contemplated or threatened by the Commission;

(b) Each preliminary prospectus and the Prospectus when filed complied in all material respects with the Securities Act and, if filed by electronic transmission pursuant to EDGAR (except as may be permitted by Regulation S-T under the Securities Act), was identical to the copy thereof delivered to the Underwriters for use in connection with the offer and sale of the Units. Each of the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects and, at all subsequent times through the Closing Date and any Subsequent Closing Date, will comply in all material respects with the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. As of the Applicable Time, the Time of Sale Prospectus (including any preliminary prospectus wrapper) did not, and, at the time of each sale of the Units and at the Closing Date and any Subsequent Closing Date, the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Prospectus (including any Prospectus wrapper) as amended or supplemented, as of its date did not and, at all subsequent times through the Closing Date and any Subsequent Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in this paragraph do not apply to statements in or omissions from the Registration Statement, any Rule 462(b) Registration Statement, or any post-effective amendment thereto, or the Prospectus or the Time of Sale Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by the Representative on behalf of the Underwriters expressly for use therein, it being understood and agreed that the only such information furnished by the Representative to the Company consists of the information described in Section 9(b) below. There are no contracts or other documents required to be described in the Time of Sale Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement that have not been described or filed as required;

(c) The Company is not an “ineligible issuer” in connection with the offering of the Units pursuant to Rules 164, 405 and 433 under the Securities Act;

(d) The Company has delivered, or will as promptly as practicable deliver, to each Underwriter one complete conformed copy of the Registration Statement, each amendment thereto, if any, and any Rule 462(b) Registration Statement and of each consent and certificate of experts filed as a part thereof, and copies of the preliminary prospectuses, the Time of Sale Prospectus, and the Prospectus, as amended or supplemented, in such quantities and at such places as each Underwriter has reasonably requested. The Company has not distributed and will not distribute, prior to the completion of the Underwriters’ distribution of the Units, any offering material in connection with the offering and sale of the Units other than a preliminary prospectus, the Time of Sale Prospectus, the Prospectus, or the Registration Statement;

(e) The information set forth under the caption “Capitalization” in the Initial Prospectus, the Prospectus and the Time of Sale Prospectus (each, an “Applicable Prospectus” and collectively, the “Applicable Prospectuses”) is fairly presented on a basis consistent with the Company’s financial statements contained in the Registration Statement and each Applicable Prospectus. The Shares conform as to legal matters to the description thereof contained in the Time of Sale Prospectus under the caption “Description of Series A Preferred Stock.”  The Warrants conform as to legal matters to the description thereof contained in the Time of Sale Prospectus under the caption “Description of Warrants.” The outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and non-assessable. Neither the offering nor the sale of the Units as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any Units;

(f) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Florida, with corporate power and authority (i) to own or lease its properties and conduct its business as described in each Applicable Prospectus, (ii) to execute and deliver this Agreement and the Warrant Agreement and (iii) to issue, sell and deliver the Units as contemplated herein;

(g) The Company is duly qualified to transact business as a foreign corporation in all jurisdictions in which the conduct of its business requires such qualification, except for such jurisdictions where the failure to so qualify would not, individually or in the aggregate, result in any material adverse effect on the business, management, properties, assets, operations or condition (financial or otherwise) of the Company or its Subsidiaries (as defined below), taken together as a whole (a “Material Adverse Effect”);

(h) Each of the subsidiaries of the Company as set forth in Appendix I (such subsidiaries set forth in Appendix I, collectively, the “Subsidiaries”) has been duly organized and is validly existing as a corporation or limited liability company in good standing under the laws of the jurisdiction of its organization, with corporate or limited liability company power and authority to own or lease its properties and conduct its business as described in each Applicable Prospectus. Other than RMR Gulf Coast Holdings, LLC (which is an immaterial subsidiary for which a Certificate of Termination was filed with the Secretary of State of the State of Texas on May 2, 2013), the Subsidiaries are the only subsidiaries, direct or indirect, of the Company. The outstanding shares of capital stock or equity interests of each of the Subsidiaries have been duly authorized and validly issued, are fully paid (to the extent required under such Subsidiary’s organizational documents) and non-assessable and are owned by the Company or another Subsidiary free and clear of all liens, encumbrances and equities and claims, except as described or incorporated by reference in the Registration Statement and each applicable Prospectus; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock, equity interests or other ownership interests in the Subsidiaries are outstanding;

(i) Neither the Company nor any of its Subsidiaries is, or with the giving of notice or lapse of time or both will be, in violation of or in default (i) under its respective articles of incorporation, as amended to date, bylaws, as amended to date, or operating agreement, as amended to date, as applicable, (ii) under any agreement, lease, contract, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness or other instrument or obligation to which it is a party or by which it, or any of its properties, is bound or (iii) under any law, order, rule or regulation judgment, writ or decree applicable to the Company or any of its Subsidiaries of any court or of any government, regulatory body or administrative agency or other governmental body having jurisdiction over the Company or any of its Subsidiaries, except, in the cases of clauses (ii) and (iii), any breaches, violations or defaults, which, individually or in the aggregate, would not result in a Material Adverse Effect. The execution, delivery and performance of this Agreement, the Warrant Agreement and the consummation of the transactions herein contemplated, including the issuance of the Shares and Warrants, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under), (A) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties is bound, (B) the Company’s articles of incorporation, as amended to date, or bylaws, as amended to date, or (C) any law, order, rule or regulation judgment, order, writ or decree applicable to the Company or any of its Subsidiaries of any court or of any government, regulatory body or administrative agency or other governmental body having jurisdiction over the Company or any of its Subsidiaries, except in the cases of clauses (A) and (C), any conflicts, breaches, violations or defaults, which, individually or in the aggregate, would not result in a Material Adverse Effect;

(j) The Shares and Warrants have been duly authorized by all necessary corporate action on the part of the Company.  When issued and delivered by the Company against payment therefor as provided in this Agreement, the Shares will be issued free of statutory and contractual preemptive rights, and will be duly and validly issued and fully paid and non-assessable;
(k) This Agreement, the Amended Articles, and the Warrant Agreement have each been duly authorized, executed and delivered by the Company;

(l) The minute books of the Company and each of its Subsidiaries, representing all existing records of all meetings and written consents of the board of directors and security holders of the Company and any of its Subsidiaries (collectively, the “Corporate Records”) through the date of the latest meeting and written consent have been made available to the Underwriters and their counsel. All such Corporate Records are complete and accurately reflect, in all material respects, all transactions referred to in such Corporate Records;

(m) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body, or the OTCBB or OTCQB, or approval of stockholders of the Company necessary in connection with the issuance and sale by the Company of the Units other than (i) as may be required under the securities or blue sky laws of the various jurisdictions in which the Units are being offered or (ii) as may be required by federal and state securities laws with respect to the quoting of the Shares on the OTCBB or OTCQB, have been obtained or made and are in full force and effect;

(n) Exhibit A hereto contains a true, complete and correct list of all directors and executive officers of the Company and, to the Company’s knowledge, holders of 5% or more of the outstanding shares of the Company.  To the Company’s knowledge, there are no other holders of 5% or more of the outstanding shares of the Company other than those individual directors, executive officers and holders of 5% or more of the outstanding shares of the Company set forth in Exhibit A;

(o) Except as described or incorporated by reference in the Registration Statement and each Applicable Prospectus, (i) no person has any preemptive rights or similar rights to purchase any Units or shares of any other capital stock or other equity interests of the Company, (ii) no person has the right to act as an initial purchaser or as a financial advisor to the Company in connection with the offer and sale of the Units, in the case of each of the foregoing clauses (i) and (ii), whether as a result of the sale of the Units as contemplated hereby or otherwise, (iii) no person has the right to act as an underwriter or placement agent or as a financial advisor to the Company in connection with the offer and sale of the Units and (iv) other than as have been waived or otherwise satisfied, no person has the right, contractual or otherwise, to cause the Company to include any Units or shares of any other capital stock or other securities of the Company in the Registration Statement, whether as a result of the sale of the Units as contemplated hereby or otherwise;

(p) Except for the underwriting discounts and commissions payable to the Underwriters as described in the Time of Sale Prospectus and the Prospectus, there is no broker, finder or other party that is entitled to receive from the Company or any of its Subsidiaries any brokerage or finder’s fee or other fee or commission as a result of any transactions contemplated by this Agreement;

(q) Hein & Associates LLP, Darilek Butler & Associates, PLLC, and L J Soldinger Associates, LLC, whose reports on the consolidated financial statements of the Company and its consolidated Subsidiaries are incorporated by reference in the Registration Statement and each Applicable Prospectus, are independent registered public accountants with respect to the Company as required by the Securities Act, and the applicable published rules and regulations thereunder;

(r) Except as described in each Applicable Prospectus, the Company and each of its Subsidiaries possess all certificates, authorizations, licenses and permits issued by, and have made all necessary declarations and filings with, the appropriate governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties to conduct their respective businesses as described in each Applicable Prospectus, except where the failure to so possess such certificates, authorizations, licenses and permits or make such declarations or filings would not, individually or in the aggregate, result in a Material Adverse Effect; except as described in each Applicable Prospectus, all of such certificates, authorizations, licenses and permits are valid and in full force and effect, except where the invalidity or failure of such certificates, authorizations, licenses and permits to be in full force and effect would not, individually or in the aggregate, result in a Material Adverse Effect; and neither the Company nor any of its Subsidiaries is in violation of, or in default under, such certificates, authorizations, licenses and permits or has received any notice of proceedings relating to the revocation or modification of any such certificates, authorizations, licenses and permits which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect;

(s) Except as described in each Applicable Prospectus, there are no actions, suits, claims, investigations or proceedings pending or, to the Company’s knowledge, threatened against the Company or any of its Subsidiaries before any court or administrative agency or otherwise which, if determined adversely to the Company or any of its Subsidiaries, would likely result in a Material Adverse Effect or likely interfere with the consummation of the transactions contemplated hereby;

(t) (i) Except as disclosed in each Applicable Prospectus, the Company and each of its Subsidiaries (A) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, requirements, decisions, judgments, decrees and orders relating to pollution or the protection of the environment, oil, gas or derivatives thereof, or human health or safety, including those relating to the generation, storage, treatment, use, handling, transportation, Release (as defined below) or threat of Release (as defined below) and disposal of Hazardous Materials (as defined below) (collectively, “Environmental Laws”), except where the lack of compliance would, individually or in the aggregate, not result in a Material Adverse Effect, (B) have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses, except where the lack of receipt and/or compliance would, individually or in the aggregate, not result in a Material Adverse Effect, (C) to the Company’s and each of its Subsidiary’s knowledge, have not received notice of any actual or potential liability under, or actual or potential violation of, any Environmental Laws, except for any liability, potential violation and/or investigation and/or remediation that would, individually or in the aggregate, not result in a Material Adverse Effect, and (D) are not a party to any order, decree or agreement with any governmental agency that imposes any material obligation or liability under any Environmental Laws on the Company or any of its Subsidiaries, (ii) except as disclosed in each Applicable Prospectus, there are no costs or liabilities associated with Environmental Laws of or relating to the Company or any of its Subsidiaries, except for any such matter as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect and (iii) except as disclosed in each Applicable Prospectus, (A) there are no proceedings that are pending, or that are known by the Company to be contemplated, against the Company or any of its Subsidiaries under any Environmental Laws in which a governmental entity is also a party, except for any proceedings that would, individually or in the aggregate, not result in a Material Adverse Effect, (B) the Company and each of its Subsidiaries are not aware of any facts or issues regarding compliance with Environmental Laws, or liability or other obligations under Environmental Laws that would reasonably be expected to result in a Material Adverse Effect, (C) no property of the Company or any of its Subsidiaries is subject to any lien under any Environmental Law, and (D) none of the Company nor any of its Subsidiaries anticipates capital expenditures relating to any Environmental Laws, except for any capital expenditures that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect;

(u) Except as disclosed in each Applicable Prospectus, there has been no storage, generation, transportation, use, handling, treatment, Release or threat of Release of Hazardous Materials by, relating to or caused by the Company or any of its Subsidiaries at, on, under or from any property or facility now or previously owned, operated or leased by the Company or any of its Subsidiaries, or at, on, under or from any other property or facility, in violation of any Environmental Laws or in a manner or amount or to a location that could reasonably be expected to result in any liability under any Environmental Law, except, in all cases above, for any violation or liability which would not, individually or in the aggregate, result in a Material Adverse Effect. “Hazardous Materials” means any material, chemical, substance, waste, pollutant, contaminant, compound, mixture or constituent thereof, in any form or amount, including petroleum (including crude oil or any fraction thereof) and petroleum products, natural gas liquids, asbestos and asbestos containing materials, naturally occurring radioactive materials, brine and drilling mud, regulated under any Environmental Laws. “Release” means any spilling, leaking, seepage, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, depositing, dispersing or migrating in, into or through the environment, or in, into, from or through any building or structure;

(v) The Company and each of its Subsidiaries have filed (or have duly requested extension(s) of) all federal, state, local and foreign tax returns which have been required to be filed and have paid all taxes indicated by such returns and all assessments received by them or any of them to the extent that such taxes have become due and payable, except for any such assessment in an amount not to exceed $50,000 that is currently being contested in good faith.  All tax liabilities have been adequately provided for in the financial statements of the Company, and the Company does not know of any actual or proposed additional material tax assessments;

(w) The Company and each of its Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is customary for companies engaged in similar businesses;

(x) Each material contract, agreement and license listed as an exhibit to, described in or incorporated by reference into the Registration Statement or any Applicable Prospectus to which the Company or any of its Subsidiaries is bound is legal, valid, binding, enforceable and in full force and effect against the Company or any such Subsidiary, and, to the Company’s knowledge, each other party thereto, except to the extent such enforceability is subject to (i) laws of general application relating to bankruptcy, insolvency, moratorium and the relief of debtors and (ii) the availability of specific performance, injunctive relief and other equitable remedies. Neither the Company nor any of its Subsidiaries nor, to the Company’s knowledge, any other party is in material breach or default with respect to any such contract, agreement or license, and, to the Company’s knowledge, no event has occurred which, with notice or lapse of time, would constitute a material breach or default, or permit termination, modification, or acceleration, under any such contract, agreement or license;

(y) Except for matters which would not, individually or in the aggregate, result in a Material Adverse Effect, (i) there is (A) no unfair labor practice complaint pending or, to the Company’s knowledge, threatened against the Company or any of its Subsidiaries before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or to the Company’s knowledge, threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company’s knowledge, threatened against the Company or any of its Subsidiaries, and (C) no union representation dispute currently existing concerning the employees of the Company or any of its Subsidiaries and (ii) to the Company’s knowledge, (A) no union organizing activities are currently taking place concerning the employees of the Company or any of its Subsidiaries and (B) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974, or the rules and regulations promulgated thereunder (“ERISA”), concerning the employees of the Company or any of its Subsidiaries;

(z) The Company and each of its Subsidiaries are in compliance with all presently applicable provisions of ERISA, except where such non-compliance would not result in a Material Adverse Effect; no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) to which the Company or any of its Subsidiaries contribute or maintain; the Company and each of its Subsidiaries have not incurred and do not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “pension plan” for which the Company or any of its Subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification;

(aa) Neither the Company nor any of its Subsidiaries own any “margin securities” as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”), and none of the proceeds of the sale of the Units will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the securities to be considered a “purpose credit” within the meanings of Regulation T, U or X of the Federal Reserve Board;

(bb) No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement and each Applicable Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith;

(cc) The Company and each of its Subsidiaries own or possess the right to use all patents, patent rights and patent applications (collectively, the “Company Patents”), trademarks, trade names, service marks, service names, copyrights, license rights, know-how (including trade secrets and other unpatented and unpatentable proprietary or confidential information, systems or procedures) and other intellectual property rights (collectively, the “Intellectual Property”) necessary to carry on their respective businesses as described in the Registration Statement and each Applicable Prospectus; and to the Company’s knowledge, neither the Company nor any of its Subsidiaries has infringed any Intellectual Property of any other person or entity.  There are no outstanding options, licenses or agreements of any kind relating to the Intellectual Property of the Company that are required to be described in the Registration Statement and each Applicable Prospectus and which are not described in all material respects. The Company is not a party to or bound by any options, licenses or agreements with respect to the Intellectual Property of any other person or entity that are required to be set forth in the Registration Statement and each Applicable Prospectus and which are not described in all material respects.  The Company has not received any written communications alleging that the Company has violated, infringed or conflicted with, or, by conducting its business as described in the Registration Statement and each Applicable Prospectus, would violate, infringe or conflict with, any of the Intellectual Property of any other person or entity. There are no pending or, to the Company’s knowledge, threatened infringement actions or proceedings against third parties relating to the Intellectual Property owned or licensed by the Company or its Subsidiaries;

(dd) Except as otherwise set forth in the Initial Prospectus, the Prospectus, or the Time of Sale Prospectus or such as in the aggregate does not now have or will in the future have a Material Adverse Effect, the Company and each Subsidiary have title to their respective properties as follows:  (i) with respect to oil and gas properties underlying the Company’s or its Subsidiaries’ estimates of net proved oil and natural gas reserves contained in the Initial Prospectus, the Prospectus and the Time of Sale Prospectus, such title is legal, good and defensible title, free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and restrictions, except for liens, security interests, pledges, charges, encumbrances, mortgages and restrictions under operating agreements, unitization and pooling agreements, production sales contracts, farmout agreements and other oil and gas exploration participation and production agreements, in each case that secure payment of amounts not yet due and payable for performance of other unmatured obligations and are of a scope and nature customary for the oil and gas industry or arise in connection with drilling and production operation, and (ii) with respect to real and personal property other than that appurtenant to oil and gas interests, such title is free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and restrictions.  No real property owned, leased, licensed, or used by the Company or any Subsidiary lies in an area that is subject to restrictions that prohibit, prevent or interfere with the continued effective ownership, leasing, licensing, exploration, development or production or use of such real property in the business of the Company or any Subsidiary as presently conducted or as the Registration Statement, the Initial Prospectus, the Prospectus or the Time of Sale Prospectus indicates they contemplate conducting, except (i) as described in the Registration Statement, the Initial Prospectus, the Prospectus or the Time of Sale Prospectus and (ii) as in the aggregate does not, and would not reasonably be expected to, result in a Material Adverse Effect;

(ee) The historical consolidated financial statements of the Company and its consolidated Subsidiaries included or incorporated by reference in the Registration Statement and each Applicable Prospectus, together with related notes and schedules, present fairly the financial position, results of operations and cash flows of the Company and its consolidated Subsidiaries at the indicated dates and for the indicated periods. Such financial statements and related notes have been prepared in compliance in all material respects with the requirements of the Exchange Act and in accordance with generally accepted principles of accounting, consistently applied throughout the periods involved, except as disclosed therein, and all adjustments necessary for a fair presentation of results for such periods have been made. The summary financial data included or incorporated by reference in the Registration Statement and each Applicable Prospectus, present fairly, on the basis stated in the Registration Statement and each Applicable Prospectus, the information shown therein and such data have been compiled on a basis consistent with the financial statements presented therein and the books and records of the Company. The Company and each of its Subsidiaries have no material contingent obligations which are not disclosed in the consolidated financial statements of the Company which are included in the Registration Statement and each Applicable Prospectus. There are no transactions, arrangements or other relationships between and/or among the Company, any of its affiliates (as such term is defined in Rule 405 of the Securities Act) and any unconsolidated entity, including, but not limited to, any structured finance, special purpose or limited purpose entity that could reasonably be expected to materially affect the Company’s liquidity or the availability of or requirements for its capital resources that are not disclosed or incorporated by reference in the Registration Statement and each Applicable Prospectus. The pro forma financial information and the related notes thereto included or incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus have been prepared in accordance with the requirements of the Securities Act and the Exchange Act, as applicable, and the assumptions underlying such pro forma financial information are reasonable and are set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus;

(ff) Subsequent to the respective dates as of which information is given in the Registration Statement and each Applicable Prospectus, and except as may be otherwise stated or incorporated by reference in the Registration Statement and each Applicable Prospectus, there has not been (i) any Material Adverse Effect, (ii) any transaction which is material to the Company and its Subsidiaries, taken as a whole, (iii) any obligation, direct or contingent (including any off-balance sheet obligations), incurred by the Company or any of its Subsidiaries, which is material to the Company and its Subsidiaries, taken as a whole, or (iv) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company;

(gg) Neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act) (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) or (ii) offered, solicited offers to buy or sold any security by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act, which, is or would be integrated with the sale of the Units;

(hh) Neither the Company, nor to the Company’s knowledge, any of its directors, officers or affiliates, has taken or intends to take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Units to facilitate the sale of the Units or resale of the Shares or Warrants. The Company acknowledges that the Underwriters may engage in passive market making transactions in the Shares and Warrants on the OTCBB or OTCQB in accordance with Regulation M under the Exchange Act;

(ii) No relationship, direct or indirect, exists between or among the Company or any of its Subsidiaries, on the one hand, and the directors and executive officers, stockholders, customers or suppliers of the Company or any of its Subsidiaries, on the other hand, that is required by the Securities Act to be described in the Registration Statement and each Applicable Prospectus and that is not so described as required in such documents;

(jj) Neither the Company nor any of its Subsidiaries is and, after giving effect to the offering and sale of the Units contemplated hereunder and the application of the net proceeds from such sale as described in the Registration Statement and each Applicable Prospectus, will be required to register as an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (the “1940 Act”);

(kk) The Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, was eligible to use Form S-3 at the time of the initial filing and effectiveness of the Registration Statement and is currently eligible to use Form S-3;

(ll) The Shares and Warrants will be registered pursuant to Section 12(g) of the Exchange Act prior to Closing;

(mm) Except as specifically described or incorporated by reference in the Registration Statement and each Applicable Prospectus or as set forth on Schedule 1(mm) hereto, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to register any securities with the Commission;

(nn)           At the Applicable Time there were, and as of the Closing Date and any applicable Subsequent Closing Date, as the case may be, there will be, no securities of or guarantees by the Company or any of its Subsidiaries that are rated by a “nationally recognized statistical rating organization,” as that term is defined in Rule 436(g)(2) promulgated under the Securities Act;

(oo) Except as specifically described in the Registration Statement and each Applicable Prospectus, the Company and each of its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals;

(pp) The Company maintains “disclosure controls and procedures” (as defined in Rule 13a-15(e) under the Exchange Act), and, except as specifically described in the Registration Statement and each Applicable Prospectus, as of the period covered by the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2012, such disclosure controls and procedures were effective to perform the functions for which they were established; the Company’s auditors and the Board of Directors have been advised, based on the Company’s assessment of internal control over financial reporting, as of the fiscal year ended May 31, 2012, of: (i) any significant deficiencies in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize, and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting; any material weaknesses in the design or operation of the Company’s internal controls over financial reporting as of May 31, 2012 have been identified for the Company’s auditors; and in connection with the Company’s assessment of internal control described above, except as described in each Applicable Prospectus, there were no significant changes in internal controls or in other factors that have materially and adversely affected internal control over financial reporting;

(qq) The Company and the Subsidiaries are in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith that are applicable to the Company and its Subsidiaries, including, without limitation, Section 402 related to loans and Sections 302 and 906 related to certifications;

(rr) The factual information underlying the estimates of the oil and natural gas reserves, which was supplied to Forrest A. Garb & Associates, Inc., Lee Engineering, and Joe C. Neal & Associates (for the July 22 Prospectus Supplement) and Cawley, Gillespie & Associates, Inc. (for the August 22 Prospectus Supplement) (collectively, the “Reserve Engineers”) for the purposes of preparing the reserve reports and estimates of proved reserves disclosed in the Registration Statement, Base Prospectus, Time of Sale Information, and the Prospectus, including production and costs of operation, was supplied and was prepared in accordance with customary industry practices; the estimates of such proved reserves and standardized measure as described in the Registration Statement, the Base Prospectus, the Time of Sale Prospectus, and the Prospectus and reflected in the report referenced therein have been prepared in a manner that complies with the applicable requirements of the rules under the Securities Act with respect to such estimates. Except as disclosed in the Registration Statement and each Applicable Prospectus and except with respect to changes in commodity prices and normal production of reserves, the Company has no knowledge of a material adverse change in any costs, reserves or other relevant information provided to the Reserve Engineers since the dates that such information was so provided. The Company and its Subsidiaries believe that the Reserve Reports reasonably present the quantity of the oil and gas reserves attributable to the crude oil, natural gas, and natural gas liquids properties of the Company evaluated in the Reserve Reports based upon information available at the time the Reserve Reports were prepared and given the assumptions contained therein, and except as disclosed in the Registration Statement and each Applicable Prospectus and except with respect to changes in commodity prices and normal production of reserves, the Company and its Subsidiaries have no knowledge of any material adverse change to such oil and natural gas reserves from that disclosed in the Reserve Reports since the preparation dates of the Reserve Reports;

(ss) Any statistical and market-related data included or incorporated by reference in the Registration Statement and each Applicable Prospectus, is based on or derived from sources that the Company reasonably and in good faith believes to be reliable and accurate, and such data agrees, in all material respects, with the sources from which they are derived;

(tt) Neither the Company nor any of its Subsidiaries nor, to the Company’s knowledge, any employee, agent or representative of the Company or any of its Subsidiaries, has (i) used any of the Company’s or any of its Subsidiaries’ funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from the Company’s or any of its Subsidiaries’ funds, (iii) violated or is in violation of any provision of any applicable anti-corruption laws or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment;

(uu) To the Company’s knowledge, the operations of the Company and each of its Subsidiaries are and have been conducted at all times in compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), and the applicable anti-money laundering statutes of jurisdictions where the Company each of its Subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to Anti-Money Laundering Laws is pending or, the Company’s knowledge, threatened;

(vv) Neither the Company nor any of its Subsidiaries, nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or any of its Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), and the Company will not, directly or indirectly, use the proceeds of the offering of the Units or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person known by the Company to be currently subject to any U.S. sanctions administered by OFAC;

(ww) Except as prohibited by law, the Credit Facility, or  any other outstanding indebtedness, no Subsidiary is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, membership interests or other ownership interests, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s properties or assets to the Company or any other Subsidiary of the Company;

(xx) The Company is not prohibited under any agreement or other instrument to which it is a party or is subject from paying dividends on the Shares;

(yy) The Company has paid the registration fee for this offering pursuant to Rule 456(b)(1) under the Securities Act or will pay such fees within the time period required by such rule (without giving effect to the proviso therein) and in any event prior to the Closing Date;

(zz) Except as described or incorporated by reference in the Registration Statement and each Applicable Prospectus, no approval of the stockholders of the Company under the rules and regulations of any trading market, and no approval of the stockholders of the Company thereunder is required for the Company to issue and deliver to the Underwriters the Shares and Warrants, including such as may be required pursuant to the rules of the OTCBB or OTCQB;

(aaa) The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act, and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective and any amendments thereto become effective and at the Closing Date and the applicable Subsequent Closing Date, as the case may be, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(bbb) All of the information provided to the Underwriters or to counsel for the Underwriters by the Company, its officers and directors and the holders of any securities (debt or equity) or options to acquire any securities of the Company in connection with letters, filings or other supplemental information provided to the Financial Industry Regulatory Authority, Inc. (“FINRA”) pursuant to FINRA Rule 5110, 5121 or 5190 is true, complete and correct in all material respects; and

(ccc)  Any certificate required to be signed by any officer of the Company or any of its Subsidiaries and delivered to the Underwriters or to counsel for the Underwriters on behalf of the Company or any of its Subsidiaries in connection with this Agreement shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

The Company acknowledges that the Underwriters and, for purposes of the opinions to be delivered pursuant to Section 7 hereof, counsel to the Company and counsel to the Underwriters, will rely upon the accuracy and truthfulness of the foregoing representations and hereby consents to such reliance.

Section 3. Purchase, Sale and Delivery of the Securities.

(a) The Securities. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Company agrees to sell the Units and issue the Shares and Warrants to the Underwriters, and Underwriters agree to offer and sell the Units for the Company on a best efforts basis. The purchase price for each Unit shall be $22.50 per Unit.  The purchaser of each Unit will receive one three (3) year (subject to earlier expiration) warrant to purchase twenty five (25) shares of common stock, at an exercise price of $1.00 per share.

(b) The Closing Date. Delivery of the Shares and Warrants to be purchased for the public through the Underwriters and payment therefor shall both be made on the same day at the offices of Burleson LLP (or such other place and time as may be agreed to by the Company and the Representative) on July 26, 2013 or such other date not later than August 28, 2013, as the Representative shall designate by notice to the Company. Delivery of the Shares and Warrants shall be made and delivery of payment therefor shall be made on the same day.  The Company and the Underwriters agree that the Units may be sold by the Company during one or more closings.  The time and date of the initial closing is called the “Closing Date” and the time of date of any subsequent closing is called a “Subsequent Closing Date.” The Company hereby acknowledges that circumstances under which the Representative may provide notice to postpone the Closing Date or any Subsequent Closing Date as originally scheduled include, but are in no way limited to, any determination by the Company or the Representative to recirculate to the public copies of an amended or supplemented Prospectus.  In the event of a subsequent closing, the Company agrees to confirm it has complied with all covenants since the Closing Date, and agrees to provide such other certificates and documents as may be reasonably requested by counsel to the Representative.

(c) Public Offering of the Units. The Representative hereby advises the Company that the Underwriters intend to offer for sale to the public, initially on the terms set forth in the Time of Sale Prospectus and the Prospectus, their respective portions of the Units as soon after this Agreement has been executed as the Representative, in their sole judgment, has determined is advisable and practicable.  The Underwriters will only offer the Units for sale to retail investors in the States set forth in Schedule B, as such schedule may be updated from time to time.

(d) Payment for the Units. Payment for the Units shall be made at the Closing Date (and, if applicable, at each Subsequent Closing Date) by wire transfer of immediately available funds to the order of the Company. It is understood that the Representative has been authorized, for its own account and the accounts of the several Underwriters, to accept delivery of and receipt for, and make payment of the purchase price for, the Units the Underwriters have agreed to purchase for the public. Global Hunter, individually and not as Representative of the Underwriters, may (but shall not be obligated to) make payment for any Units to be purchased by any Underwriter whose funds shall not have been received by the Representative by the Closing Date or the applicable Subsequent Closing Date, as the case may be, for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.

(e) Delivery of the Shares and Warrants. The Shares and Warrants will be delivered by the Company to the Underwriters, registered in such names as the Representative may request, against contemporaneous payment of the purchase price therefor.  Delivery of the Shares and the Warrants shall be made by credit through full fast transfer to the account at The Depository Trust Company designated by the Representative.

Section 4. Additional Covenants.

The Company further covenants and agrees with each Underwriter as follows:

(a) Delivery of Registration Statement, Time of Sale Prospectus and Prospectus. The Company shall furnish to each Underwriter, without charge, one conformed copy of the Registration Statement, any amendments thereto and any Rule 462(b) Registration Statement (including exhibits thereto) and shall furnish to each Underwriter, without charge, prior to 5:00 P.M. New York City time, on the business day next succeeding the date of this Agreement and during the period mentioned in Section 4(e) or 4(f) below, as many copies of the Time of Sale Prospectus, the Prospectus and any supplements and amendments thereto or to the Registration Statement as the Underwriters may reasonably request.

(b) Representative’s Review of Proposed Amendments and Supplements. Prior to amending or supplementing the Registration Statement (including any Rule 462(b) Registration Statement), any preliminary prospectus, the Time of Sale Prospectus or the Prospectus (including any amendment or supplement through incorporation of any report filed under the Exchange Act), the Company shall furnish to the Representative for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of each such proposed amendment or supplement, and the Company shall not file or use any such proposed amendment or supplement without the Representative’s prior written consent, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

(c) [RESERVED]

(d) Filing of Underwriter Free Writing Prospectuses. The Company shall not take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of an Underwriter that the Underwriter otherwise would not have been required to file thereunder.

(e) Amendments and Supplements to Time of Sale Prospectus. If the Time of Sale Prospectus is being used to solicit offers to buy the Units at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus so that the Time of Sale Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when delivered to a prospective purchaser, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, including the Securities Act, the Company shall (subject to Sections 4(b) and 4(c)) forthwith prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when delivered to a prospective purchaser, not misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law including the Securities Act.

(f) Securities Act Compliance. After the date of this Agreement, the Company shall promptly advise the Representative in writing (i) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (ii) of the time and date of any filing of any post-effective amendment to the Registration Statement, any Rule 462(b) Registration Statement or any amendment or supplement to the Initial Prospectus, any preliminary prospectus, the Time of Sale Prospectus, or the Prospectus, (iii) of the time and date that any post-effective amendment to the Registration Statement or any Rule 462(b) Registration Statement becomes effective and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto, any Rule 462(b) Registration Statement or any amendment or supplement to any Initial Prospectus, the Time of Sale Prospectus or the Prospectus or of any order preventing or suspending the use of any preliminary prospectus, the Time of Sale Prospectus, or the Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the Shares from any securities exchange upon which they are listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes. If the Commission shall enter any such stop order at any time, the Company will use its reasonable best efforts to obtain the lifting of such order at the earliest possible moment. Additionally, the Company agrees that it shall comply with the provisions of Rule 424(b), Rule 430B and Rule 433, as applicable, under the Securities Act and will use its reasonable efforts to confirm that any filings made by the Company under such Rule 424(b) or Rule 433 were received in a timely manner by the Commission.

(g) Amendments and Supplements to the Prospectus and Other Securities Act Matters. If any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus so that the Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if in the opinion of the Representative or counsel for the Underwriters it is otherwise necessary to amend or supplement the Prospectus to comply with applicable law, including the Securities Act, the Company agrees (subject to Section 4 (b) and 4(c)) to promptly prepare, file with the Commission and furnish at its own expense to the Underwriters and to dealers, amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law including the Securities Act. Neither the Representative’s written consent to, nor delivery of, any such amendment or supplement shall constitute a waiver of any of the Company’s obligations under Sections 4(b) or (c).

(h) Blue Sky Compliance. The Company shall cooperate with the Representative and counsel for the Underwriters to qualify or register the Units for sale under (or obtain exemptions from the application of) the state securities or blue sky laws or Canadian provincial securities laws of those jurisdictions designated by the Representative. The Company shall use its reasonable best efforts to comply with such laws and to continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Units. The Company shall not be required to qualify as a foreign corporation or as a dealer in securities or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise the Representative promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Units for offering, sale or trading in any jurisdiction, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its reasonable best efforts to obtain the withdrawal thereof at the earliest possible moment.

(i) Use of Proceeds. The Company shall apply the net proceeds from the sale of the Units sold by it in the manner described under the caption “Use of Proceeds” in the Time of Sale Prospectus and the Prospectus.

(j) Transfer Agent. The Company shall engage and maintain, at its expense, a registrar and transfer agent for the Shares and Warrants.

(k) Earnings Statement. As soon as practicable, the Company will make generally available to its security holders and to the Representative an earnings statement (which need not be audited) covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the date of this Agreement which shall satisfy the provisions of Section 11(a) of the Securities Act; provided that this obligation shall be deemed satisfied if the Company shall have filed a report with the Commission with such information.

(l) Exchange Act Compliance. The Company shall, during the period when the Prospectus is required to be delivered under the Securities Act, file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act in the manner and within the time periods required by the Exchange Act.

(m) Company to Provide Copy of the Prospectus in Form That May be Downloaded from the Internet. The Company shall cause to be prepared and delivered, at its expense, within two business days from the effective date of this Agreement, to the Representative an “electronic Prospectus” to be used by the Underwriters in connection with the offering and sale of the Units. As used herein, the term “electronic Prospectus” means a form of Time of Sale Prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to the Representative, that may be transmitted electronically by the Representative and the other Underwriters to offerees and purchasers of the Units; (ii) it shall disclose the same information as the paper Time of Sale Prospectus, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic Prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate; and (iii) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Representative, that will allow investors to store and have continuously ready access to the Time of Sale Prospectus at any future time, without charge to investors (other than any fee charged for subscription to the Internet as a whole and for on-line time).

(n) [RESERVED]

(o) Investment Limitation. The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Units in such a manner as would require the Company or any of its Subsidiaries to register as an investment company under the 1940 Act.

(p) No Stabilization or Manipulation; Compliance with Regulation M. The Company will not take, directly or indirectly, any action designed to or that would be reasonably expected to cause or result in stabilization or manipulation of the price of the Units or any other reference security, whether to facilitate the sale of the Units or resale of the Shares or Warrants or otherwise, and the Company will, and shall use reasonable efforts to cause each of its affiliates to, comply with all applicable provisions of Regulation M. If the limitations of Rule 102 of Regulation M (“Rule 102”) do not apply with respect to the Units or any other reference security pursuant to any exception set forth in Section (d) of Rule 102, then promptly upon notice from the Representative (or, if later, at the time stated in the notice), the Company will, and shall cause each of its affiliates to, comply with Rule 102 as though such exception were not available but the other provisions of Rule 102 (as interpreted by the Commission) did apply.

(q) [RESERVED]

(r) Press Releases and Other Communications. Prior to the Closing Date and any applicable Subsequent Closing Date, the Company will not directly or indirectly issue any press release or other communication or hold any press conferences with respect to the Company, the financial condition, results of operations, business, properties, assets, or liabilities of the Company, or the offering of the Units, without the prior written consent of the Representative, except as may be required by law, in which case the Company shall use its reasonable best efforts to allow the Representative reasonable time to comment on such release or other communication in advance of such issuance.

Section 5. Payment of Expenses. The Company agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including without limitation (i) all expenses incident to the issuance and delivery of the Shares and Warrants (including all printing and engraving costs), (ii) all fees and expenses of the registrar and transfer agent of the Shares and Warrants, (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance of the Shares and Warrants and sale of the Units, (iv) reasonable fees and expenses of the Company’s counsel, independent public or certified public accountants, reserve engineers and other advisors, (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), the Time of Sale Prospectus, the Prospectus, and each preliminary prospectus, and all amendments and supplements thereto, and this Agreement, (vi) all filing fees, blue sky service fees, reasonable attorneys’ fees and expenses incurred by the Company, the Underwriters or the Underwriters’ counsel in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Units for offer and sale under the state securities or blue sky laws or the provincial securities laws of Canada, and all fees and expenses incurred in connection with preparing and printing a “Blue Sky Survey” or memorandum and a “Canadian wrapper”, and any supplements thereto, advising the Underwriters of such qualifications, registrations and exemptions, (vii) the costs and expenses of the Company and Underwriters relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Units, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, reasonable fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives, employees and officers of the Company and of the Representative and any such consultants, and the reasonable cost of any aircraft chartered in connection with the road show, (viii) all other fees, costs and expenses of the nature referred to in Item 14 of Part II of the Registration Statement, (ix) all fees, disbursements and other charges of counsel for the Underwriters up to a maximum payment or reimbursement amount of $40,000 in connection with the Offering based on the August 22 Prospectus Supplement, and (x) reimbursement of the Representative for all reasonable out of pocket expenses (other than blue sky fees and expenses which will be directly billed to the Company) incurred in connection with the transactions contemplated hereby, including without limitation, any third party due diligence expenses, travel and lodging expenses, data processing, research and courier services up to a maximum of $50,000.  Notwithstanding the foregoing, any amounts incurred by Underwriters and Underwriters’ counsel in connection with prior iterations of capital raising efforts are not subject to the maximum reimbursement amount above, which amounts the Company shall pay from the proceeds of this Offering at the time of Closing.

Section 6. Covenant of the Underwriters. Each Underwriter covenants with the Company, severally and not jointly, not to take any action that would result in the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriter.

Section 7. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to use their best efforts to offer and sell the Units for the Company as provided herein on the Closing Date and each Subsequent Closing Date, shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 2 hereof as of the date hereof and as of the Closing Date as though then made and as of each Subsequent Closing Date as though then made, to the timely performance by the Company of its covenants and other obligations hereunder, and to each of the following additional conditions:

(a) Accountants’ Comfort Letter. On or before July 26, 2013, the Representative shall have received from Hein & Associates LLP, Darilek Butler & Associates, PLLC, and L J Soldinger Associates, LLC, independent public accountants for the Company or, as applicable, certain of its Subsidiaries, (i) a letter dated the date hereof addressed to the Representative, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type ordinarily included in accountant’s “comfort letters” to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited financial statements and certain financial information contained in the Registration Statement, the Initial Prospectus, and the Time of Sale Prospectus, and with respect to each letter dated the date hereof only, the Prospectus (and the Representative shall have received an additional conformed copy of such accountants’ letter for each of the several Underwriters), and (ii) confirming that they are (A) independent public or certified public accountants as required by the Securities Act and the Exchange Act and (B) in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X.

(b) Compliance with Registration Requirements; No Stop Order; No Objection from FINRA. For the period from and after effectiveness of this Agreement and prior to the Closing Date and each Subsequent Closing Date:

(i) the Company shall have filed the Prospectus with the Commission (including the information previously omitted from the Registration Statement pursuant to Rule 430B under the Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act;

(ii) no stop order suspending the effectiveness of the Registration Statement, any Rule 462(b) Registration Statement, or any post-effective amendment to the Registration Statement, shall be in effect and no proceedings for such purpose shall have been instituted or threatened by the Commission; and

(iii) FINRA shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

(c) No Material Adverse Effect. For the period from and after the date of this Agreement and through and including the Closing Date and each Subsequent Closing Date, there shall not have occurred any Material Adverse Effect.

(d) Opinions of Counsel for the Company and its Subsidiaries. On each of the Closing Date and each Subsequent Closing Date, the Representative shall have received (i) the opinion of Akin Gump Strauss Hauer & Feld LLP, counsel for the Company, dated as of such Closing Date and Subsequent Closing Date, the form of which is attached as Exhibit B-1 hereto and to such further effect as counsel for the Underwriters shall reasonably request (and the Representative shall have received an additional signed copy of such counsel’s legal opinion for each of the several Underwriters), (ii) the opinion of Carlton Fields, P.A., counsel for the Company, dated as of such Closing Date and Subsequent Closing Date, the form of which is attached as Exhibit B-2 hereto and to such further effect as counsel for the Underwriters shall reasonably request (and the Representative shall have received an additional signed copy of such counsel’s legal opinion for each of the several Underwriters), (iii) the opinion of Lionel Sawyer & Collins, counsel for Cross Border Resources, Inc., dated as of such Closing Date and Subsequent Closing Date, the form of which is attached as Exhibit B-3 hereto and to such further effect as counsel for the Underwriters shall reasonably request (and the Representative shall have received an additional signed copy of such counsel’s legal opinion for each of the several Underwriters); and (iv) the opinion of Friday, Eldredge & Clark, LLP, counsel for Black Rock Capital, Inc., dated as of such Closing Date and Subsequent Closing Date, the form of which is attached as Exhibit B-4 hereto and to such further effect as counsel for the Underwriters shall reasonably request (and the Representative shall have received an additional signed copy of such counsel’s legal opinion for each of the several Underwriters).

(e) Opinion of Counsel for the Underwriters. On each of the Closing Date and each Subsequent Closing Date, the Representative shall have received the opinion of Burleson LLP, counsel for the Underwriters, in form and substance reasonably satisfactory to the Representative, dated as of such Closing Date or Subsequent Closing Date.

(f) Officers’ Certificate. On each of the Closing Date and each Subsequent Closing Date, the Representative shall have received a written certificate executed by the Chief Executive Officer or President of the Company and the Chief Financial Officer of the Company, dated as of such Closing Date or Subsequent Closing Date, solely in their corporate capacity to the effect set forth in subsection (b)(ii) of this Section 7, and further to the effect that:

(i) for the period from and including the date of this Agreement through and including such Closing Date or Subsequent Closing Date, there has not occurred any Material Adverse Effect;

(ii) the representations, warranties and covenants of the Company set forth in Section 2 of this Agreement are true and correct (except for any such representation or warranty that is by its terms qualified by materiality, which representation shall be true and correct as so qualified) with the same force and effect as though expressly made on and as of such Closing Date or Subsequent Closing Date; and

(iii) the Company has complied with all the agreements hereunder and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date or Subsequent Closing Date.

(g) Bring-down Comfort Letter. On each of the Closing Date and each Subsequent Closing Date, the Representative shall have received from Hein & Associates LLP, Darilek Butler & Associates, PLLC, and L J Soldinger Associates, LLC, independent public accountants for the Company or, as applicable, certain of its Subsidiaries, a letter dated such date, in form and substance satisfactory to the Representative, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to subsection (a) of this Section 7, except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the Closing Date or the applicable Subsequent Closing Date, as the case may be (and the Representative shall have received an additional conformed copy of such accountants’ letter for each of the several Underwriters).

(h) [RESERVED]

(i) Rule 462(b) Registration Statement. In the event that a Rule 462(b) Registration Statement is filed in connection with the offering contemplated hereby, such Rule 462(b) Registration Statement shall have been filed with the Commission on the date of this Agreement and shall have become effective automatically upon such filing.

(j) On or before the Closing Date, the Company shall have entered into an amendment to the Senior First Lien Secured Credit Agreement dated February 5, 2013, among the Company, Cross Border Resources, Inc., Black Rock Capital, Inc., and RMR Operating, LLC, as borrowers, and Independent Bank, as lender, as amended (the “Credit Agreement”), permitting the payment of cash dividends on the Series A Preferred Stock for so long as (i) the payment of the cash dividend would not cause an event of default under the Credit Agreement and (ii) the Company is not otherwise in default under the Credit Agreement.

(k) Additional Documents. On or before each of the Closing Date and each Subsequent Closing Date, the Representative and counsel for the Underwriters shall have received such information, documents and opinions as they may reasonably request for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as contemplated herein and in connection with the other transactions contemplated by this Agreement shall be reasonably satisfactory in form and substance to the Representative.

If any condition specified in this Section 7 that is to be satisfied prior to the Closing Date and/or prior to the applicable Subsequent Closing Date, is not satisfied or waived when and as required to be satisfied, this Agreement may be terminated by the Representative by notice to the Company at any time on or prior to the Closing Date or the applicable Subsequent Closing Date, which termination shall be without liability on the part of any party to any other party, except that Sections 5, Section 8 and Section 9 of this Agreement shall at all times be effective and shall survive such termination.

Section 8. Reimbursement of Underwriters’ Expenses. If this Agreement is terminated by the Representative pursuant to Section 7 or Section 11, or if the sale of the Units based on the August 22 Prospectus Supplement is not consummated because of any refusal, inability or failure on the part of the Company to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse the Representative and the other Underwriters (or such Underwriters as have terminated this Agreement with respect to themselves), severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Representative and the Underwriters in connection with the proposed purchase and the offering and sale of the Units based on the August 22 Prospectus Supplement, including, but not limited to, fees and disbursements of Underwriters’ counsel, printing and reproduction expenses, travel, lodging and other “road show” expenses, postage, facsimile and telephone charges, and expenses incurred in the conduct of the Underwriters’ due diligence up to a maximum reimbursement amount of $90,000 in connection with the Offering based on the August 22 Prospectus Supplement.  Notwithstanding the foregoing, all blue sky fees and expenses will be billed directly to the Company and are not subject to the maximum reimbursement amount above.

Section 9. Indemnification.

(a) Indemnification of the Underwriters. The Company agrees to indemnify and hold harmless each Underwriter, its officers and employees, and each person, if any, who controls any Underwriter within the meaning of the Securities Act or the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Underwriter or such officer, employee or controlling person becomes subject, under the Securities Act, the Exchange Act, other federal or state statutory law or regulation, or the laws or regulations of foreign jurisdictions where Units have been offered or sold or at common law or otherwise (including in settlement of any litigation if such settlement is effected in accordance with Section 9(d) of this Agreement), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon (A) (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430B under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, as amended or supplemented immediately prior to the Applicable Time, or the Prospectus (or any amendment or supplement thereto) or any prospectus wrapper material distributed in Canada, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and to reimburse each Underwriter and each such officer, employee and controlling person for any and all expenses (including the fees and disbursements of counsel chosen by the Representative) as such expenses are reasonably incurred by such Underwriter or each such officer, employee or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representative expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, or the Prospectus (or any amendment or supplement thereto), it being understood and agreed that the only such information furnished by any Underwriter through the Representative to the Company consists of the information described in subsection (b) below. The indemnity agreement set forth in this Section 9(a) shall be in addition to any liabilities that the Company may otherwise have.

(b) Indemnification of the Company, its Directors and Officers. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, or any such director, officer or controlling person becomes subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, or the Prospectus (or such amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, such preliminary prospectus, the Time of Sale Prospectus, the Prospectus (or such amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company by the Representative on behalf of the Underwriters expressly for use therein; and to reimburse the Company, or any such director, officer or controlling person for any legal and other expense reasonably incurred by the Company, or any such director, officer or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The Company hereby acknowledges that the only information the Representative has furnished to the Company expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, or the Prospectus (or any amendment or supplement thereto) is (i) the third paragraph under the caption “Underwriting,” (ii) the second sentence of the sixth paragraph under the caption “Underwriting,” (iii) the eighth paragraph under the caption “Underwriting,” and (iv) the eleventh and twelfth paragraphs under the caption “Underwriting” in the Final Prospectus Supplements.  The indemnity agreement set forth in this Section 9(b) shall be in addition to any liabilities that each Underwriter may otherwise have.

(c) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 9, promptly notify the indemnifying party in writing of the commencement thereof, but the failure so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution, indemnification or otherwise to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the fees and expenses of more than one separate counsel (together with local counsel), representing the indemnified parties who are parties to such action), which counsel (together with any local counsel) for the indemnified parties shall be selected by the Representative (in the case of counsel for the indemnified parties referred to in Section 9(a) above) or by the Company (in the case of counsel for the indemnified parties referred to in Section 9(b) above)) (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party and shall be paid as they are incurred.

(d) Settlements.  The indemnifying party under this Section 9 shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, conditioned or delayed, but if settled with such consent, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. No indemnifying party under this Section 9 shall, without the written consent of the indemnified party, which consent shall not be unreasonably withheld, conditioned or delayed, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

Section 10. Contribution. If the indemnification provided for in Section 9 is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, from the offering of the Units pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Units pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Units pursuant to this Agreement (before deducting expenses) received by the Company, and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth on the front cover page of the Prospectus bear to the aggregate initial public offering price of the Units as set forth on such cover. The relative fault of the Company, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Underwriters, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The amount paid or payable by a party as a result of the losses, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 9(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 9(c) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 10; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 9(c) for purposes of indemnification.

The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 10.

Notwithstanding the provisions of this Section 10, no Underwriter shall be required to contribute any amount in excess of underwriting discounts and commissions received by such Underwriter in connection with the Units underwritten by it and distributed to the public. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 10 are several, and not joint, in proportion to their respective underwriting commitments as set forth opposite their respective names on Schedule A hereto. For purposes of this Section 10, each officer and employee of an Underwriter and each person, if any, who controls an Underwriter within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company with the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company.

Section 11. Termination of this Agreement. Prior to the purchase of the Units by the Underwriters on the Closing Date, this Agreement may be terminated by the Representative by notice given to the Company if at any time (i) quotation in any of the Company’s securities shall have been suspended or limited by the Commission or by the OTCQB; (ii) a general banking moratorium shall have been declared by any federal or New York authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States or international political, financial or economic conditions, as in the reasonable judgment of the Representative is material and adverse and makes it impracticable to market the Units in the manner and on the terms described in the Time of Sale Prospectus or the Prospectus or to enforce contracts for the sale of securities; (iv) in the good faith judgment of the Representative, there shall have occurred any Material Adverse Effect; or (v) the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the reasonable judgment of the Representative may interfere materially with the conduct of the business and operations of the Company. Any termination pursuant to this Section 11 shall be without liability on the part of (a) the Company to any Underwriter, except that the Company shall be obligated to reimburse the expenses of the Representative and the other Underwriters pursuant to Sections 5 and 8 hereof, (b) any Underwriter to the Company, or (c) of any party hereto to any other party except that the provisions of Section 9 and Section 10 shall at all times be effective and shall survive such termination.

Section 12. No Advisory or Fiduciary Relationship. The Company acknowledges and agrees that (a) the purchase and sale of the Units pursuant to this Agreement, including the determination of the public offering price of the Units and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the Underwriters, on the other hand, (b) in connection with the offering contemplated hereby and the process leading to such transaction each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company, or its stockholders, creditors, employees or any other party, (c) no Underwriter has assumed or will not assume an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) and no Underwriter has any obligation to the Company with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (d) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, and (e) no Underwriter has provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.  Nothing in this Agreement shall be deemed to create a fiduciary or agency relationship between any Underwriter and the Company or its stockholders.  To the fullest extent permitted by law, the Company hereby waives and releases any claims that it may have against each Underwriter and its affiliates with respect to any breach or alleged breach of agency or fiduciary duty in connection with (i) this Agreement and (ii) any aspect of the transactions contemplated hereby.

Section 13. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company, of its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of its or their partners, officers or directors or any controlling person, as the case may be, and, anything herein to the contrary notwithstanding, will survive delivery of the Shares and Warrants and payment for the Units sold hereunder and any termination of this Agreement.

Section 14. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Representative:
Global Hunter Securities, LLC
As Representative of the several Underwriters
400 Poydras Street, Suite 3100
New Orleans, Louisiana  70130
Attn: Gary Meringer, General Counsel
Telephone No.: (504) 410-8017
E-Mail: GMeringer@ghsecurities.com

with a copy to:	Burleson LLP
700 Milam Street, Suite 1100
Houston, Texas 77002
Attention: Mark L. Jones, Esq.
Telephone No.: (713) 358-1717
E-mail: mjones@burlesonllp.com

If to the Company:	Red Mountain Resources, Inc.
2515 McKinney Ave., Suite 900
Dallas, Texas 75201
Attention: Alan Barksdale, Chief Executive Officer
Telephone No.: (214) 871-0400
E-mail: alan@redmountainresources.com

with a copy to:	Akin Gump Strauss Hauer & Feld LLP
1700 Pacific Avenue, Suite 4100
Dallas, Texas 75201
Attention: Garrett A. DeVries, Esq.
Telephone No.: (214) 969-2891
E-mail: gdevries@akingump.com

Any party hereto may change the address for receipt of communications by giving written notice to the others.

Section 15. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and to the benefit of the employees, officers and directors and controlling persons referred to in Section 9 and Section 10, and in each case their respective successors, and no other person will have any right or obligation hereunder. The term “successors” shall not include any purchaser of the Units as such from any of the Underwriters merely by reason of such purchase.

Section 16. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

Section 17. Governing Law Provisions. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in such state. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the federal courts of the United States of America located in the Borough of Manhattan in the City of New York or the courts of the State of New York in each case located in the Borough of Manhattan in the City of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court, as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

Section 18. General Provisions. Other than that certain letter agreement between the parties to this Agreement dated the date hereof, this Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Table of Contents and the Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.  This Agreement amends and restates the Underwriting Agreement dated July 23, 2013, as of August 22, 2013.

Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification provisions of Section 9 and the contribution provisions of Section 10, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Sections 9 and 10 hereto fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, and the Prospectus (and any amendments and supplements thereto), as required by the Securities Act and the Exchange Act.

In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

[Remainder of Page Intentionally Left Blank. Signature Page Follows.]

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

RED MOUNTAIN RESOURCES, INC

By:	/s/ Alan Barksdale
Name: Alan Barksdale
Title: Chief Executive Officer
Date: August 22, 2013

The foregoing Underwriting Agreement is hereby confirmed and accepted by the Underwriter as of the date first above written.

Global Hunter Securities, LLC
Acting as Representative of the
several Underwriters named in
the attached Schedule A.

By:	/s/ Michael Bodino
Name: Michael Bodino
Title: Managing Director

APPENDIX I

Subsidiary Name	State of Organization
Black Rock Capital, Inc.	Arkansas
Cross Border Resources, Inc.	Nevada
Hunter Drilling, LLC	Texas
RMR Marketing, LLC	Texas
RMR Operating, LLC	Texas
RMR Petroleum Services, Inc.	Texas
RMR KS Holdings LLC	Kansas

SCHEDULE A

UNDERWRITERS
Global Hunter Securities, LLC
Wunderlich Securities, Inc.
National Securities Corporation
Northland Capital Markets
R. M. Duncan Securities, Inc.
Euro Pacific Capital

SCHEDULE B

California
Colorado
Connecticut
Florida
Georgia
Illinois
Louisiana
Minnesota
Missouri
New York
North Dakota
South Dakota
Washington
Wisconsin

EXHIBIT A
LIST OF DIRECTORS, EXECUTIVE OFFICERS AND 5% HOLDERS

Name

Alan W. Barksdale
Tommy W. Folsom
Randell K. Ford
David M. Heikkinen
Hilda D. Kouvelis
Richard Y. Roberts
Michael R. Uffman
Paul N. Vassilakos
Sophia Company Inc.